Taxes (Details Narrative) - USD ($)		12 Months Ended
	Dec. 29, 2017	Sep. 30, 2025
Income Tax Disclosure [Abstract]
Significant Change in Unrecognized Tax Benefits, Nature of Event	n December 29, 2017, Hong Kong government announced a two-tiered profit tax rate regime. Under the two-tiered tax rate regime, the Company’s Hong Kong subsidiary, Shanyou HK, the first HK$2.0 million assessable profits will be subject to an 8.25% lower tax rate and the remaining taxable income will continue to be taxed at the existing 16.5% tax rate.
Income tax rate		2500.00%
Operating losses		$ 214,810